Fees Summary	Oct. 17, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0
Total Fee Amount	157,454.72
Total Transaction Valuation	1,140,150,000
Total Offset Amount	0
Net Fee	$ 157,454.72